EXHIBIT 21

INDEPENDENCE HOLDING COMPANY

Subsidiaries as of March 22, 2002

Subsidiary Jurisdiction

Independence Capital Corp. Delaware Independence Financial Services Corp. Delaware

Madison National Life Insurance Company, Inc.                                                        Wisconsin

Madison Investors Corporation                                                                                    Delaware

Credico Corporation                                                                                                     North Carolina

Credico Life Insurance Company                                                                                Nevis

SAR Holdings, L.P.                                                                                                       Delaware

Risk Assessment Strategies, Inc.                                                                                Delaware

Standard Security Life Insurance Company of New York                                          New York

Standard Security Investors Corp.                                                                               New York

SSH Corp. Delaware First Standard Security Insurance Company Delaware

On-Line Brokerage, Inc.                                                                                                Delaware

IndependenceCare Holdings L.L.C.                                                                            Delaware

IndependenceCare Underwriting Services - Minneapolis L.L.C.                            Minnesota

IndependenceCare Underwriting Services - Illinois L.L.C.                                       Minnesota

IndependenceCare Underwriting Services - Tennessee L.L.C.                              Tennessee

IndependenceCare Underwriting Services - West L.L.C.                                        Minnesota

IndependenceCare Underwriting Services - Southwest L.L.C.                               Texas

Madison Standard Corp.                                                                                              Wisconsin

Independence Land and Capital, Inc.                                                                         Delaware

IFS Corp.                                                                                                                       Delaware

G.P. Associates Holding Corp.                                                                                   Delaware